NATIONWIDE MUTUAL FUNDS
Nationwide International Value Fund

Supplement dated June 15, 2011
to the Summary Prospectus dated March 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.           At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds (the “Trust”) held on June 15, 2011, the Board approved the termination of AllianceBernstein L.P. (“Alliance”) as subadviser to the Nationwide International Value Fund (the “Fund”), and approved the appointment of  UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) to subadvise the Fund.  This change is anticipated to take effect on or about July 18, 2011 (the “Effective Date”).

2.           As of the Effective Date, the Summary Prospectus is revised as follows:

a.      The information following “Principal Investment Strategies” is deleted and replaced with the following:

The Fund, under normal circumstances, invests at least 80% of its net assets in equity securities issued by companies of any size, including small- and mid-cap companies, that are located outside the United States.  Some of these countries may be considered to be emerging market countries.  The subadviser, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund’s assets in one or more countries if economic and business conditions warrant such investments. The Fund employs a “value” style of investing, relying upon the subadviser’s disciplined price-to-intrinsic value approach that seeks to take advantage of pricing anomalies in the markets.

In selecting securities, the subadviser focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. In this context, the fundamental value of a given security is the subadviser’s assessment of what a security is worth.  The subadviser will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the subadviser bases its estimates of value upon country, economic, industry and company analysis, as well as upon a company’s management team, competitive advantage and core competencies.  The subadviser then compares its assessment of a security’s value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries and countries with attractive relative price/value characteristics.

The Fund generally will sell a stock when the subadviser believes its share price is fully valued, in order to take advantage of a better opportunity, or when the stock no longer meets the subadviser’s valuation criteria, or its anticipated gains are materially delayed.  The Fund may engage in active and frequent trading of portfolio securities.

b.      In the information following “Principal Risks,” “derivatives risk” is deleted as a principal risk, and the following information is added:

Small- and mid-cap risks – small- and mid-cap companies are usually less stable in price and less liquid than are larger, more established companies.  Therefore, they generally involve more risk.

Country risk – if the Fund emphasizes one or more countries, it may be more susceptible to the financial, market, political or economic events affecting the particular issuers and industries participating in such countries than funds that do not emphasize particular countries.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and, as a result, may adversely impact the Fund’s performance and may:

•	Increase share price volatility and
•	Result in additional tax consequences for Fund shareholders.

c.      The information following “Portfolio Management - Subadviser” is deleted and replaced with the following:

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)

d.      The table following “Portfolio Management – Portfolio Managers” is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
Nick Irish	Senior Portfolio Manager, UBS Global AM	Since March 2008

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